THORNBURG INVESTMENT TRUST

SUPPLEMENT

Dated October 4, 2018

to the

THORNBURG FUNDS PROSPECTUS (THE “PROSPECTUS”)

Dated June 15, 2018

Effective October 4, 2018, the paragraph under the caption “Tax Information” in the “Fund Summary” section of the Prospectus for each of the Thornburg Limited Term U.S. Government Fund, Thornburg Low Duration Income Fund, Thornburg Limited Term Income Fund, Thornburg Strategic Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg International Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg Developing World Fund, Thornburg Better World International Fund, and Thornburg Long/Short Equity Fund is deleted and replaced with the following disclosure:

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 149 of the Prospectus.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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